UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2023

3D SYSTEMS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34220	95-4431352
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 Three D Systems Circle

Rock Hill, South Carolina 29730

(Address of Principal Executive Offices) (Zip Code)

(803) 326-3900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	DDD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A amends the Current Report on Form 8-K, dated December 4, 2023, that was filed with the Securities and Exchange Commission (the “SEC”) on December 6, 2023 (the “Original Current Report”) by 3D Systems Corporation (the “Company”) concerning the Company’s decision to dismiss BDO USA, P.C. (“BDO”) as the Company’s independent registered public accounting firm following the completion of the audit of the Company’s consolidated financial statements as of and for the fiscal year ended December 31, 2023 by BDO and the issuance of BDO’s reports thereon (the “2023 Audit”).

Item 4.01.	Changes in Registrant’s Certifying Accountant.

As previously announced in the Original Current Report, the Audit Committee of the Board of Directors (the “Audit Committee”) of the Company, with the assistance of management, issued a Request for Proposal (“RFP”) regarding the Company’s engagement of an independent registered public accounting firm for the audit of the Company’s consolidated financial statements as of and for the fiscal year ending December 31, 2024. Thereafter, the Audit Committee conducted a comprehensive, competitive RFP process. The Audit Committee invited several firms to participate in this RFP process.

(a) Previous Independent Registered Public Accounting Firm

On December 4, 2023, the Audit Committee dismissed BDO, its then-current independent registered public accounting firm, effective upon completion of the 2023 Audit. BDO completed the 2023 Audit on August 13, 2024 (the “Dismissal Date”), which thereby terminated BDO’s engagement as the Company’s independent registered public accounting firm.

The audit reports of BDO on the Company’s consolidated financial statements for each of the two most recent fiscal years ended December 31, 2023 and December 31, 2022 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

Except as discussed below, during the Company’s two most recent fiscal years ended December 31, 2023 and December 31, 2022, and during the subsequent interim period through the Dismissal Date, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) between the Company and BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to BDO’s satisfaction, would have caused BDO to make reference to the subject matter of the disagreements in connection with its reports on the Company’s consolidated financial statements for such fiscal years. During the subsequent interim period through the Dismissal Date, there was a disagreement between the Company and BDO with respect to the Company’s proposed accounting treatment concerning an adjustment to incremental non-reimbursed expenses incurred in connection with a revenue contract. The Audit Committee and BDO discussed the matter prior to the filing of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023. The disagreement was resolved to the satisfaction of BDO.

During the Company’s two most recent fiscal years ended December 31, 2023 and December 31, 2022, and during the subsequent interim period through the Dismissal Date, there were no reportable events (as described in Item 304(a)(1)(v) of Regulation S-K), other than the two material weaknesses in the Company’s internal control over financial reporting that were initially disclosed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and an additional three material weaknesses that were disclosed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023. These material weaknesses involved a failure to design or maintain effective controls in response to the risks of material misstatement, including designing and maintaining formal accounting policies, procedures, and controls over significant accounts and disclosures to achieve complete, accurate and timely financial accounting, reporting and disclosures, with respect to: (1) the revenue process, including the review of contract terms input into the Company’s information systems that support the determination of revenue recognition, the accounting for, and the monitoring of the timing of revenue recognition; (2) the financial close, accounting, and reporting processes, as specifically related to management’s review of internally prepared reports and analyses utilized in these processes in reviewing certain financial statement disclosures; (3) the design and implementation of controls over the review of revenue pricing and the implementation of a related accounting information system; (4) management’s review of the technical accounting treatment for certain technical matters related to certain transactions and financial statement accounts; and (5) the maintenance of an effective control environment; specifically, as it relates to: (a) senior management’s commitment to the control environment principles, and (b) maintaining sufficient qualified resources with the appropriate level of knowledge, experience, and training necessary to support accounting and financial reporting processes and controls. The Company is currently in the process of remediating the material weaknesses.

The Audit Committee discussed these matters with BDO, and the Company has authorized BDO to respond fully to any inquiries of the Company’s successor independent registered public accounting firm, Deloitte & Touche LLP, with respect to these matters.

In accordance with Item 304(a)(3) of Regulation S-K, the Company provided BDO with a copy of this Current Report on Form 8-K/A and requested that BDO furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company herein and, if not, stating the respects in which it does not agree. A copy of BDO’s letter, dated August 13, 2024, is attached as Exhibit 16.1 to this Current Report on Form 8-K/A.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

16.1	Letter from BDO USA, P.C. to the Securities and Exchange Commission dated August 13, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3D SYSTEMS CORPORATION

Date: August 13, 2024	By:	/s/ Jeffrey D. Creech
Jeffrey D. Creech
Executive Vice President and Chief Financial Officer